ASSETS HELD FOR SALE	6 Months Ended
Jun. 30, 2023
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
ASSETS HELD FOR SALE	ASSETS HELD FOR SALEAssets classified as held for sale as at 30 June 2023 and 31 December 2022 were €54 million and €94 million, respectively. The decrease is due to the completion of the remaining portion of the sale of certain non-alcoholic ready to drink beverage brands to TCCC (See Note 10 for further details).